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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003
                                                          ---------------


                                 SCANSOFT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    000-27038                   94-3156479
-------------------------------  ---------------------    ----------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



                               9 Centennial Drive

                          Peabody, Massachusetts 01960

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (978) 977-2000

                                      N.A.
                   ------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      Effective August 11, 2003, pursuant to the Agreement and Plan of Reorganization dated as of April 23, 2003 (the "Merger Agreement"), among ScanSoft, Inc. ("ScanSoft"), SpeechWorks International, Inc. ("SpeechWorks") and Spiderman Acquisition Corporation, a wholly-owned subsidiary of ScanSoft ("Merger Sub"), Merger Sub was merged with and into SpeechWorks with SpeechWorks continuing as the surviving corporation and a wholly-owned subsidiary of ScanSoft. SpeechWorks is a leading provider of software products and professional services that enable enterprises, carriers and government organizations to offer automated, speech-activated services over any telephone.

      Pursuant to the Merger Agreement, as a result of the merger, each share of SpeechWorks common stock outstanding at the effective time of the merger was converted into the right to receive 0.860 of a share of ScanSoft common stock. The transaction resulted in the issuance of approximately 32.5 million shares of ScanSoft common stock, representing approximately 33% of the outstanding common stock of ScanSoft after the completion of the merger. The purchase price of approximately $175.2 million, including estimated transaction costs of $4.5 million was determined based on the shares of ScanSoft common stock issued multiplied by $5.26 per share (the average closing price of ScanSoft common stock for a total of five days, immediately prior and subsequent to the announcement of the merger). Following consummation of the merger, SpeechWorks' common stock was delisted from the Nasdaq National Market. ScanSoft common stock trades on the Nasdaq National Market under the symbol "SSFT".

      The terms of the acquisition are more fully described in the Merger Agreement.

      The shares of ScanSoft common stock issued pursuant to the Merger Agreement were registered on ScanSoft's registration statement on Form S-4 (File No. 333-106184) (the "Registration Statement") filed under the Securities Act of 1933 with the Securities and Exchange Commission and declared effective on July 2, 2003. The Joint Proxy Statement/Prospectus of ScanSoft and SpeechWorks included in the Registration Statement contains additional information about this transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired.

            Not required.

      (b)   Pro forma financial information.

            Not required.

      (c)   Exhibits.


                                      -1-
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
      2.1 Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and
            SpeechWorks International, Inc. (incorporated by reference from
            Appendix A to ScanSoft's Registration Statement on Form S-4, as amended (File No. 333-106184)).

      99.1  Press Release issued by ScanSoft, Inc. on August 12, 2003.



                                      -2-
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2119384

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SCANSOFT, INC.

                                     By: /s/ David Gerth
                                         ---------------------------------------
                                         David Gerth, Chief Financial Officer

Date:  August 22, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
      2.1   Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and
            SpeechWorks International, Inc. (incorporated by reference from
            Appendix A to ScanSoft's Registration Statement on For S-4, as
            amended (File No. 333-106184)).

      99.1  Press Release issued by ScanSoft, Inc. on August 12, 2003.